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                                                                  EXHIBIT 10.10

FORM OF PATENT SECURITY AGREEMENT, DATED AS OF SEPTEMBER 7, 1999, AND SIGNED ON SEPTEMBER 14, 2000, AMONG FIRST UNION NATIONAL BANK AND:

Pacific-Sierra Research Corporation

Veridian Engineering, Inc.

Veridian ERIM International, Inc.

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                          PATENT SECURITY AGREEMENT


         WHEREAS, Pacific-Sierra Research Corporation, a corporation organized under the laws of California ("Grantor"), owns the patents and patent applications listed on Schedule 1 annexed hereto, and is a party to the patent licenses listed on Schedule 1 annexed hereto; and

         WHEREAS, pursuant to an Amended and Restated Credit Agreement (as amended, restated and otherwise modified, the "Credit Agreement") of even date herewith among Veridian Corporation (the "Borrower"), such Lenders party thereto (collectively, the "Lenders"), First Union National Bank, as administrative agent (the "Administrative Agent") and Bank of America, N.A., as Syndication Agent, the Lenders have agreed to extend certain credit facilities to the Borrower on the terms and conditions more particularly described in the Credit Agreement; and

         WHEREAS, pursuant to the terms of the Guarantor Security Agreement and other Security Documents dated September 7, 1999 by and between the Administrative Agent and Grantor (collectively referred to as the "Security Documents"), as reaffirmed by the Reaffirmation of Documents dated of even date herewith by and among the Administrative Agent, the Borrower, the Grantor and certain other subsidiaries of the Borrower (as said agreement may be amended, restated or otherwise modified from time to time, the "Reaffirmation of Documents "), Grantor has granted to the Administrative Agent for the ratable benefit of itself and Lenders a security interest in certain of its assets, including all right, title and interest of the Grantor in, to and under all now owned and hereafter acquired Intellectual Property (as such term is defined in the Guarantor Security Agreement) including patents, patent applications and patent licenses, and all products and proceeds thereof, to secure the payment of all Obligations owing by the Borrower under the Credit Agreement and the other Loan Documents. All capitalized terms not otherwise defined herein have the respective meanings provided for in the Credit Agreement or the Security Documents;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to the Administrative Agent for the ratable benefit of itself and Lenders a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Patent Collateral"), whether now existing or hereafter created or acquired in order to secure the Obligations referred to herein:

                  (1) each patent and patent application, including, without limitation, each patent and patent application referred to in
         Schedule 1 annexed hereto, together with any reissues, continuations or extensions thereof, and all of the goodwill of the business connected with the use of, and symbolized by, each patent and patent application;

                  (2) each patent license, including, without limitation, each patent license listed on Schedule 1 annexed hereto; and

                                      2

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                  (3)      all products and proceeds of the foregoing,
         including, without limitation, any claim by Grantor against third parties for past, present or future infringement of any patent, including, without limitation, any patent referred to in Schedule 1 annexed hereto, any patent issued pursuant to a patent application referred to in Schedule 1 and any patent licensed under any patent license listed on Schedule 1 annexed hereto.

         This security interest is granted in conjunction with the security interests granted to the Administrative Agent pursuant to the Security Documents as reaffirmed by the Reaffirmation of Documents. Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Documents, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.


                           [Signature Pages Follow]

                                      2



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         IN WITNESS WHEREOF, Grantor has caused this Patent Security Agreement to be duly executed by its duly authorized officer thereunto as of the _____ day of __________, 2000.


                                      PACIFIC-SIERRA RESEARCH CORPORATION


                                      By:
                                         --------------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


                          [Signature Pages Continue]



[Patent Security Agreement]

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Agreed and Accepted as of the
_____ day of  __________, 2000.



FIRST UNION NATIONAL BANK,
  as Administrative Agent

By:
   ---------------------------------------
     Name:
          --------------------------------
     Title:
           -------------------------------


                           [Acknowledgment Follows]


[Patent Security Agreement]

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                                ACKNOWLEDGMENT



STATE OF _________________

COUNTY OF ________________


         I, _____________________________, a Notary Public for said County and
State, do hereby certify that ____________________ personally appeared before me this day and stated that (s)he is _________________ of Pacific-Sierra Research Corporation and acknowledged, on behalf of Pacific-Sierra Research Corporation the due execution of the foregoing instrument.

         Witness my hand and official seal, this ____ day of __________, 2000.


                                            ------------------------------------
                                                              Notary Public
My commission expires:


----------------------



[Patent Security Agreement]


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[Patent Security Agreement]